EXHIBIT 24.1


                                POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, being a member of the board of directors of UnionBanCal Corporation, a Delaware corporation, hereby severally constitutes and appoints Masaaki Tanaka, Norimichi Kanari, David I. Matson, John H. McGuckin, Jr., and Morris W. Hirsch, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead and in the capacities indicated below, with full powers to each of them to sign in his or her name and in the capacity or capacities indicated below, a Registration Statement on Form S-8 and any and all amendments (including supplements and post-effective amendments) for the purpose of registering under the Securities Act of 1933, as amended, securities issuable pursuant to the Union Bank of California, N.A. 401(k) Plan and Trust.

     This Power of Attorney may be executed in counterparts.


NAME                                   DATE
________________________________       _________________________________________



/s/ MASAAKI TANAKA                     May 22, 2008
________________________________
    Masaaki Tanaka


/s/ NORIMICHI KANARI                   May 22, 2008
________________________________
    Norimichi Kanari


/s/ AIDA M. ALVAREZ                    May 22, 2008
________________________________
    Aida M. Alvarez



________________________________
    David R. Andrews


/s/ NICHOLAS B. BINKLEY                May 22, 2008
________________________________
    Nicholas B. Binkley


/s/ L. DALE CRANDALL                   May 22, 2008
________________________________
    L. Dale Crandall


/s/ MURRAY H. DASHE                    May 22, 2008
________________________________
    Murray H. Dashe


/s/ RICHARD D. FARMAN                  May 22, 2008
________________________________
    Richard D. Farman


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/s/ PHILIP B. FLYNN                    May 22, 2008
________________________________
    Philip B. Flynn


/s/ CHRISTINE GARVEY                   May 22, 2008
________________________________
    Christine Garvey


/s/ MICHAEL J. GILLFILLAN              May 22, 2008
________________________________
    Michael J. Gillfillan


/s/ MOHAN S. GYANI                     May 22, 2008
________________________________
    Mohan S. Gyani


/s/ RONALD L. HAVNER                   May 22, 2008
________________________________
    Ronald L. Havner Jr.


/s/ MARY S. METZ                       May 22, 2008
________________________________
    Mary S. Metz


/s/ SHIGEMITSU MIKI                    May 22, 2008
________________________________
    Shigemitsu Miki


/s/ J. FERNANDO NIEBLA                 May 22, 2008
________________________________
    J. Fernando Niebla


/s/ KYOTA OMORI                        May 22, 2008
________________________________
    Kyota Omori


/s/ BARBARA L RAMBO                    May 22, 2008
________________________________
    Barbara L. Rambo


/s/ DEAN A. YOOST                      May 22, 2008
________________________________
    Dean A. Yoost


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